SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of report (Date of earliest event reported)             August 8, 2002
                                                  --------------------------



                            HERSHEY FOODS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                        1-183                           23-0691590
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               (Commission File Number)        (IRS Employer Identification No.)



  100 Crystal A Drive, Hershey, PA                           17033
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       (Address of Principal Executive Offices)            (Zip Code)



                                 (717) 534-6799
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)                 Exhibits.
                    The following exhibit is furnished under Item 9 as part of this Current Report on Form 8-K:

                    99     Press Release of August 8, 2002.

Item 9.    Regulation FD Disclosure.
          ---------------------------

                  Hershey Foods Corporation issued a press release on August 8, 2002 recommending that its stockholders reject an unsolicited, below-market mini tender offer made by TRC Capital Corporation for up to 1.64% of Hershey Foods Corporation's outstanding shares. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HERSHEY FOODS CORPORATION

Dated:  August 8, 2002                   By:  /s/  Burton H. Snyder
                                            ------------------------------
                                            Name:  Burton H. Snyder
                                           Title:  Senior Vice President,
                                                  General Counsel & Secretary



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                                INDEX TO EXHIBITS


Exhibit No.               Exhibit

      99                  Press Release of August 8, 2002.